Supplement to the

Fidelity Advisor® Utilities Fund

Class A, Class M, Class C, Class I, and Class Z

September 29, 2023

Summary Prospectus

Effective March 1, 2024, the fund’s management contract was amended to incorporate administrative services previously covered under separate services agreements. The amended contract incorporates a management fee rate that may vary by class. The Adviser or an affiliate pays certain expenses of managing and operating the fund out of each class’s management fee.

The following information replaces similar information for Fidelity Advisor® Utilities Fund found in the “Fund Summary” section under the “Fee Table” heading.

Annual Operating Expenses

(expenses that you pay each year as a % of the value of your investment)

	Class A		Class M		Class C		Class I		Class Z
Management fee	0.71	%A,B	0.72	%A,B	0.71	%A,B	0.69	%A,B	0.57	%A,B
Distribution and/or Service (12b-1) fees	0.25%		0.50%		1.00%		None		None
Other expenses	0.04	%B	0.04	%B	0.04	%B	0.04	%B	0.04	%B

Total annual operating expenses	1.00%		1.26%		1.75%		0.73%		0.61%

A The management fee covers administrative services previously provided under separate services agreements with the fund, for which 0.21% for Class A, 0.23% for Class M, 0.22% for Class C, 0.20% for Class I, and 0.07% for Class Z was previously charged under the services agreements.

B Adjusted to reflect current fees.

	Class A		Class M		Class C		Class I		Class Z
	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares	Sell All Shares	Hold Shares
1 year	$ 671	$ 671	$ 474	$ 474	$ 278	$ 178	$ 75	$ 75	$ 62	$ 62
3 years	$ 875	$ 875	$ 736	$ 736	$ 551	$ 551	$ 233	$ 233	$ 195	$ 195
5 years	$ 1,096	$ 1,096	$ 1,017	$ 1,017	$ 949	$ 949	$ 406	$ 406	$ 340	$ 340
10 years	$ 1,729	$ 1,729	$ 1,819	$ 1,819	$ 1,864	$ 1,864	$ 906	$ 906	$ 762	$ 762

AFUG-SUSTK-0324-104 1.9880400.104	March 1, 2024